UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2006

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08056	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2006, the Registrant issued the press release attached as Exhibit 99.1 announcing that it has received a proposal from Chelsey Direct, LLC (“Chelsey”), the Company’s largest shareholder, for Chelsey or an affiliate to acquire the shares of common stock of the Company that Chelsey does not already own for a cash purchase price of $1.25 per share in a letter dated February 23, 2006. The letter from Chelsey to the Registrant is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release Dated February 27, 2006.
99.2	Letter From Chelsey Direct, LLC Dated February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

February 27, 2006	By:	/s/ John W. Swatek
		Name:	John W. Swatek
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release Dated February 27, 2006.
99.2	Letter From Chelsey Direct, LLC Dated February 23, 2006.

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